COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2015
COMMITMENTS AND CONTINGENCIES [Abstract]
COMMITMENTS AND CONTINGENCIES
8.	COMMITMENTS AND CONTINGENCIES

The Company is subject to legal proceedings, claims and contingencies arising in the ordinary course of business. When such amounts can be estimated and the contingency is probable, management accrues the corresponding liability. While the ultimate outcome of lawsuits or other proceedings against the Company cannot be predicted with certainty, management does not believe the costs of such actions will have a material effect on the Company´s consolidated financial position or results of operations.

a)	Claims in Paraguay

UABL – Ciudad del Este Customs Authority

On September 21, 2005, the local Customs Authority of Ciudad del Este, Paraguay issued a finding concerning certain UABL entities referred to three mattersin respect of certain operations of our River Business for the prior three-year period: (i) that UABL owed taxes to that authority in the amount of $2,200, (ii) a fine for non-payment of the taxes in the same amount, and (iii) that the tax base used by UABL entities to calculate the applicable withholding tax that UABL had used to calculate taxes paid in said period. The first two issues were disregarded by the Tax and Administrative Court on November 24, 2006. Nevertheless, the third issue continued. On September 22, 2010, the Paraguayan Supreme Court revoked the March 26, 2009 ruling of the Tax and Administrative Court -which had decided we were not liable- and confirmed the decision of the Paraguayan undersecretary for taxation which condemned UABL Paraguay S.A. to pay approximately $600 non-withheld taxes, $700 in fines and $1,300 in accrued due interests. This matter was settled in a signed agreement with the Tax Authorities on October 14, 2010, and UABL paid the total amount of $1,294 in full and final settlement of the claim and agreed to drop the appeal we had filed against to the Supreme Court. However, in parallel with this ruling the Office of the Treasury Attorney initiated an action in respect of the first two issues concerned in this litigation which had been terminated on November 24, 2006 to review certain formal aspects over which a decision of the Court is still pending. Aside from the mentioned procedures, the Customs Authorities of Paraguay have reopened the proceedings against UABL S.A., UABL Paraguay S.A. and Yataity S.A. in connection with the possible reopening of the case pending a decision of the reopening of the case in court, which is currently on hold awaiting for the Court’s resolution. We have been advised by UABL's counsel in the case that there is only a remote possibility that the Paraguayan Courts would find UABL liable for any of these taxes or fines or legal costs still in dispute or that the final outcome of these proceedings will have a material adverse financial impact on the consolidated financial position or result of operations of the Company.

UABL Paraguay S.A. - Paraguayan Customs Asunción

These administrative proceedings were commenced on April 7, 2009, by the Paraguayan Customs in Asuncion against UABL Paraguay S.A. alleging infringement of Customs regulations due to lack of submission of import clearance documents in Paraguay for bunkers purchased between January 9, 2007 and December 23, 2008, from YPF S.A. in Argentina, and between years 2003 and 2006. The total amount owed taxes according to Customs in Asuncion is up to Gs. 12.056.635.704 (approximately $2.1 million), that is to say twice the value of the purchased bunkers (Gs. 6.028.317.852). The claim was rejected by the competent Court. This ruling was appealed and applied for annulment and is now in procedure at the Supreme Court of Justice of Paraguay pending resolution. As of December 31, 2015 a loss contingency liability related with this matter of $1.1 million was recorded.

Oceanpar S.A. and UABL Paraguay S.A. - Customs investigation in connection with reimportation of barges subject to conversion

Oceanpar S.A. was notified of this investigation on June 17, 2011. The matter under investigation is whether UABL Paraguay S.A. paid all import taxes and duties corresponding to the re-importation of barges submitted to conversion in foreign yards. Customs imposed a fine of Gs. 2.791.514.822 and judicial proceedings have been commenced where a final decision from the Supreme Court of Justice of Paraguay is still pending. As of December 31, 2015 a loss contingency liability related with this matter of $0.5 was recorded.

UABL Paraguay S.A. - Paraguayan Tax Authority

These are administrative proceedings commenced by the Paraguayan Tax Authorities on December 15, 2011 against UABL Paraguay S.A. due to an alleged improper use of some fiscal credit. The aforementioned tax authorities suggested some rectifications to be madeand also informed that UABL Paraguay S.A. may owe taxes due to differences in the rate applied to certain fiscal remittance incomes related to the operation of some barges under leasing. The potential amount in dispute has not been calculated yet but it should not exceed approximately $3,000. Our local counsel has advised that there is only a remote chance that these proceedings, when ultimately resolved by a judicial court, will have a material adverse impact on the consolidated financial position or result of operations of the Company.

UABL Paraguay S.A., Yataity S.A. and UABL S.A. – Alleged Tax Evasion

These proceedings were commenced by the National Customs Authority of Paraguay on a supposed Income Tax evasion regarding some freight services rendered by UABL S.A., UABL Paraguay S.A. and Yataity S.A. from Tres Fronteras Terminal and other ports in Paraguay during 2000 and 2005.Those three entities were charged by said administrative authority for owing the alleged non-paid taxes plus same amount in fines. The total amount was, after some discussions, finally determined by the Customs National Authority in approximately $0.3 million plus a fine in the same amount. This resolution has been judicially argued by UABL entities and is now pending resolution by the Supreme Court of Justice of Paraguay. Our local counsel is of the opinion that, due to the court's state-favored conservative criteria, there are fifty percent chances that these proceedings will have an adverse financial impact on the consolidated financial position or result of operations of the Company.

b)	Claim in Brazil

UP Offshore Apoio Marítimo Ltda.- Rio de Janeiro State Treasury Office - UP Pearl Tax assessment

On May 9, 2014, the Rio de Janeiro State Treasury Office commenced administrative proceedings against UP Offshore Apoio Marítimo Ltda. alleging infringement of tax regulations due to lack of payment of ICMS tax related to the temporary import of the vessel "UP PEARL". The said authorities determined the corresponding assessment in the amount of R$ 768,096 (approximately $193), plus interest. A decision is now pending over the non-application of the tax to the vessel's import.

Our local counsel has advised that there is a remote chance that these proceedings, when ultimately resolved by a judicial court, will have an adverse impact on the consolidated financial position or result of operations of the Company.

c)	Claims in Argentina

Ultrapetrol S.A. – Argentine Secretary of Industry and Argentine Customs Office

On June 24, 2009, Ultrapetrol S.A. (UPSA) requested to the Argentine Secretary of Industry, an authorization to re-export some unused steel plates that had been temporarily imported for industrialized conversion by means of vessels repairs that were not finally industrialized due to cancellations of the repairs that some shipping companies had ordered. The total weight of those steel plates was 473 tons and their import value was approximately $400. In the event that steel plates cannot be exported, payable import duties and Customs' charges would amount to approximately $900, however in case of payment UPSA would have offsetting-tax credits amounting to approximately $300. We have been advised by local counsel that there is a positive prospect of obtaining the requested authorization for re-exporting the steel plates and we do not expect the resolution of these administrative proceedings to have a material adverse impact on the consolidated financial position or result of operations of the Company.

On May 05, 2015, UPSA took notice of administrative proceedings commenced by Argentine Customs Authorities on November 04, 2014, due to an alleged infringement of Customs regulations on temporary import regime. The Customs' fine applicable in such a case could vary between $0.08 million and $2.5 million, with an additional amount of $0.08million regarding additional VAT and income taxes, and the charges for import duties could reach $0.5 million. The chances of success will depend on the outcome of the proceedings before the Argentine Secretary of Industry, but even if UPSA is found liable, the fine will probably be imposed around the minimum amount.

Various other legal proceedings involving us may arise from time to time in the ordinary course of business. However, we are not presently involved in any other legal proceedings that, if adversely determined, would have a material adverse effect on us.

d)	Indemnification to Sparrow under the investment agreement

The investment agreement entered into with Sparrow described in Note 1 provides for our responsibility for certain liabilities related to our business. We provide indemnification in favour of Sparrow for certain matters, including labour matters, taxes, litigations, compliance with laws, environmental matters, insurances, vessels, among others as of December 12, 2012, the date of the closing of the investment agreement. These indemnification obligations will generally expire sixteen months after the closing date or six years after the closing date in the case of certain tax matters, and with certain indemnification obligations surviving indefinitely.

The Company shall not be liable for indemnity obligations unless and until the aggregate amount of indemnifiable losses equals or exceeds $10,000 with a deductible in the amount of $4,400, subject to certain exceptions. The maximum amount of indemnifiable losses which may be recovered from the Company shall not exceed $28,600 subject to certain exceptions.

e)	Lease obligations

Rental expense for office spaces under continuing obligations for the years ended December 31, 2015, 2014 and 2013 was $1,194, $1,019 and $675, respectively. At December 31, 2015, obligations under the companies’ operating leases, which expire from 2016 to 2020, for office spaces with initial or remaining lease terms longer than one year were as follows:

Year ending December 31,

2016	$1,316
2017	946
2018	773
2019	706
2020	430
Thereafter	1,988
Total	$6,159

f)	Charters-in

As of December 31, 2015, the Company leases 24 jumbo dry barges in the River Business and two tankers in the Ocean Business. These leasing agreements have been classified as operating leases for financial reporting purposes and related rental fees are charged to expense over the lease terms. The lease term of the tankers vessels has a duration of 36 months. The lease term of the jumbo dry barges has a duration of ten years. The lease of the jumbo dry barges is the result of a sale- leaseback transaction with a finance company (see Note 4) and the gain arising from such sale- leaseback transaction has been deferred in the accompanying consolidated balance sheets and are being amortized as reductions in rental expense over the lease term (see Note 2.r).

Future minimum payments in the years ended December 31 under operating leases with initial or remaining term longer than one year as of December 31, 2015, were as follows:

Year ending December 31,

2016	$6,130
2017	4,766
2018	3,254
2019	2,756
2020	2,636
Thereafter	4,839
Total	$24,381

Rent expense for the years ended December 31, 2015, 2014 and 2013 was $5,676, $3,988 and $4,315, respectively. When cash rental payments are not made on a straight–line basis, we recognize rental expense on a straight–line basis over the lease term.

g)	Charters-out

The future minimum revenues, before reduction for brokerage commissions, expected to be received on time charter agreements of eight PSVs and one RSV in our Offshore Supply Business chartered in Brazil with Petroleo Brasileiro SA (Petrobras), with initial or remaining term longer than one year were as follows:

Year ending December 31,

2016	$94,062
2017	64,222
2018	37,879
2019	19,126
2020	17,848
Thereafter	10,951
Total	$244,088

The future minimum revenues, before reduction for brokerage commissions of two of our handy size-small product tanker vessel leased to us in our Ocean Business chartered in South America, expected to be received on a time charter agreement, with initial or remaining term longer than one year were as follows:

Year ending December 31,

2016	$13,448
2017	5,713
2018	2,832
Total	$21,993

On November 27, 2013, one of our subsidiaries in the River Business, entered into a 5-year agreement with Vale International SA to time charter four river pushboats with 16 river barges each (each a “convoy”). The four convoys were delivered in January 2014. The future minimum revenues, before reduction for commissions, expected to be received were as follows: $15,900 in each of 2016, 2017 and 2018.

Revenues from time charter agreements are generally not received when a vessel is off-hire, which includes time required for normal periodic maintenance of the vessel. In arriving at the minimum future charter revenues, an estimated time off-hire to perform periodic maintenance on each vessel has been deducted, although there is no assurance that such estimate will be reflective of the actual off-hire in the future. The scheduled future minimum revenues should not be construed to reflect total shipping revenues for any of the periods.

On November 12, 2012, one of our subsidiaries in the River Business, entered into a transshipment services agreement to provide storage and transshipment services of iron ore cargo from river barges to ocean export vessel through our Parana Iron barge (former Parana Petrol), for a three-year term counting as from entry into operations, renewable for another three years, at the option of the customer. The future minimum revenues, before reduction for commissions, expected to be received were as follows: $13,200 in 2016 and $2,640 in 2017.

h)	Favorable arbitration award

On January 20, 2015, the counterparty to an arbitration initiated by one of our subsidiaries in January 2013 related to the non-performance of a barge sole contract has decided not to appeal the arbitration award issued on December 23, 2014, in favor of our subsidiary in which $1,919 were awarded on account of damages plus interests and costs.

On December 15, 2015, the Company entered into a final agreement with the former customer for a final amount of $2,294, which was collected $600 during the year ended December 31, 2015 and the balance in monthly installments of $200, beginning in January 2016. Thus, The Company recorded a gain of $2,294 in 2015 related to the claim.

i)	Other claims and arbitrations

Touax Hydrovia Corp. v Corporación de Navegación Mundial S.A.

This case involves cross-claims under a long-term bareboat charter on 24 barges, dated April 25, 2012, between Touax Hydrovia Corp. ("Touax"), as Owner, Corporación de Navegación Mundial S.A. ("Cornamusa"), as Charterer, and Ultrapetrol (Bahamas) Limited, as guarantor. Touax had the obligation to register the barges in a jurisdiction which would permit Cornamusa, through a Paraguayan subsidiary, to operate the barges on the Parana-Paraguay River System. Due to a change in Paraguayan legislation, Touax was no longer able to register the last 7 barges under its flag after the expiration of their provisional certificates and remain without any register. Therefore, these barges have been out of service and put off-hire by Cornamusa. Touax's commenced an arbitration claim in New York against Cornamusa related to the payment of hire (roughly $1.3 million at the present) which was suspended on December 2014. Likewise, as Cornamusa considers Touax to be in breach of the provision which obligated Touax to ensure that its registration of the barges would not impede Cornamusa's ability to trade them on the River system, it has therefore submitted a counterclaim in New York arbitration against Touax for breach. This counterclaim involves losses for insurance during the period of layup (following expiration of the provisional certificates) and transportation/mooring costs. Additionally, Touax executives admitted that they had recently abandoned their efforts to resolve the flagging issue. Consequently, Cornamusa terminated the contract with respect to the 7 barges in dispute. Touax may increase its claim, but that has not yet occurred.

Our local counsel indicated that Cornamusa has the better arguments supported by the contract terms and has classified the outcome of this contingency as uncertain.

Trafigura Beheer BV (and related companies) vs. Ultrapetrol S.A.

Claims have been made against Ultrapetrol S.A. by companies in the Trafigura Group under a series of contracts made in 2011-13 for construction of river barges. The claims are for alleged defects in the construction of the barges, which are (with some minor exceptions) denied by Ultrapetrol S.A.

Solicitors representing Trafigura have commenced arbitration proceedings against Ultrapetrol S.A. and arbitrators were appointed in September/October 2015. Claim submissions were served on February 2, 2016. The total claims amount to approximately $15.5 million, excluding interests and costs. The opinion of our local counsel is reasonably optimistic that Ultrapetrol S.A. will not have a material adverse financial impact on the consolidated financial position or result of operations of the Company.

Other

At December 31, 2015, we employed several employees as crew on our vessels, land-based employees and shipyard workers. These seafarers and shipyard workers are covered by industry- wide collective bargaining agreements that set basic standards applicable to all companies who hire such individuals in these industries. Because most of our employees are covered by these industry- wide collective bargaining agreements, failure of industry groups to renew these agreements may disrupt our operations and adversely affect our earnings. In addition, we cannot assure that these agreements will prevent labor interruptions. While we have had no significant labor interruption in the past we do not believe any labor interruptions will disrupt our operations and harm our financial performance.

On our River Business, different degrees of unionization of our employees and crewmembers may lead to a change or leveling of such unionization, which could result in higher costs for us, thus affecting our results of operations. Furthermore, due to the unionized nature of our activity in South America, while in the process of negotiating such leveling, our operations may be affected by strikes in our River and Ocean businesses, causing us to suffer delays due to lack of the necessary crewing onboard our pushboats and ocean vessels.

In our barge building facility at Punta Alvear, our workforce is also mainly unionized and negotiations over wages and conditions may have very little bearing on negotiations we have with our other employees and crew members.